Filed Pursuant to Rule 497
File No. 333-216980

FS GLOBAL CREDIT OPPORTUNITIES FUND—T2

Supplement dated October 12, 2017

to

Prospectus dated June 20, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Global Credit Opportunities Fund—T2 (the “Company”), dated June 20, 2017, as supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Types of Investments and Related Risks” beginning on page 37 of the Prospectus before you decide to invest in the Company’s Shares.

Anticipated Closing of Public Offering

The Company anticipates that it will close its continuous public offering to new investors in October 2017.